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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  July 20, 2005

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

           Nevada                    333-32874               23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)               Number)           Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)                Number)          Identification Number)


         2215 B Renaissance Drive
                 Suite 5
            Las Vegas, Nevada                                     89119
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (702) 966-4246

         (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

The Monthly Servicer's Certificate related to the AdvantaSeries notes has been revised to correct the amount of the Available Cash Collateral Account Amount and the Required Cash Collateral Account Amount. The amounts previously reported did not take into consideration the deposit into the AdvantaSeries cash collateral account on July 7, 2005 of $5,062,500 related to the issuance of AdvantaSeries Class A(2005-A2). The amount on deposit in the AdvantaSeries Cash Collateral Account as of 7/20/05 payment date was $15,862,500, which complies with the requirements of the AdvantaSeries Indenture Supplement.

Item 9.01.  Financial Statements and Exhibits


The following exhibit is furnished herewith:

21 A revised Monthly Servicer's Certificate dated 8/2/05 that was previously issued and filed on JULY 20, 2005 for the monthly period of JUNE 1, 2005 through JUNE 30, 2005, relating to the AdvantaSeries Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to
      Article V of the AdvantaSeries Indenture Supplements dated as of November 1, 2004.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ADVANTA BUSINESS CARD MASTER TRUST

                                    By: Advanta Bank Corp., as
                                    attorney-in-fact

                                    By:    /s/ Michael Coco
                                           -------------------------------------
                                    Name:  Michael Coco
                                    Title: Vice President and Treasurer



                                    ADVANTA BUSINESS RECEIVABLES CORP.

                                    By:    /s/ Susan McVeigh
                                           -------------------------------------
                                    Name:  Susan McVeigh
                                    Title: Vice President and Treasurer


Dated: August 3, 2005
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                                  Exhibit Index


Exhibit No.                                                                 Page
-----------                                                                 ----


   21.1 Revised Monthly Servicer's Certificate dated 8/2/05 that was previously issued and filed on JULY 20, 2005, prepared by the Servicer and sent to the Indenture Trustee pursuant to Article V of the AdvantaSeries Indenture Supplement covering the period of JUNE 1, 2005 through JUNE 30, 2005.


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